UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2021
__________________________
1LIFE HEALTHCARE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39203	76-0707204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 27, 2021, 1Life Healthcare, Inc. (“One Medical”) held a special meeting of its stockholders (the “Special Meeting”). Present at the Special Meeting in person (virtually) or by proxy were holders of 99,207,030 shares of One Medical common stock, representing approximately 71.99% of the eligible votes as of the close of business on July 13, 2021. Holders of One Medical common stock voted as a single class for all proposals at the Special Meeting. One Medical’s stockholders voted on two proposals at the Special Meeting, each of which is described in more detail in the proxy statement/prospectus/consent solicitation statement filed by One Medical with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 16, 2021 and mailed to One Medical stockholders on or about such date.

The final results with respect to each such proposal are set forth below:

Proposal 1 – Issuance Proposal

The stockholders of One Medical voted to approve the issuance of shares of One Medical common stock to stockholders of Iora Health, Inc., as set forth in the Agreement and Plan of Merger, by and among One Medical, SB Merger Sub, Inc. (“Merger Sub”), Iora Health, Inc. (“Iora”) and Fortis Advisors LLC, solely in its capacity as the representative of the stockholders of Iora (the “Issuance Proposal”), pursuant to which Merger Sub will merge with and into Iora, with Iora surviving the merger as a wholly owned subsidiary of One Medical. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
92,027,064	7,008,717	171,249	0

Proposal 2 – Adjournment Proposal

The stockholders of One Medical voted on a proposal to approve adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are not sufficient votes to approve the Issuance Proposal. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
89,575,427	9,427,689	203,914	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: August 30, 2021		Bjorn Thaler
Chief Financial Officer